Exhibit 99.2

Kelly

Q4 2023

February 15, 2024













Presentation Disclosures



Non-GAAP Measures

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2023 restructuring charges, the 2023 impairment charge, the 2023 transaction costs and tax adjustments related to the sale of our EMEA staffing operations, the 2022 sale of the Persol Holdings investment, the 2022 losses on the fair value changes of the investment in Persol Holdings, the 2022 losses on foreign currency matters, the 2022 gain on sale of assets, the 2022 loss on disposal, and the 2022 goodwill impairment charge are useful to understand the Company's fiscal 2023 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor Statement

This presentation contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Kelly's financial expectations, are forward-looking statements. Factors that could cause actual results to differ materially from those contained in this release include, but are not limited to, (i) changing market and economic conditions, (ii) disruption in the labor market and weakened demand for human capital resulting from technological advances, loss of large corporate customers and government contractor requirements, (iii) the impact of laws and regulations (including federal, state and international tax laws), (iv) unexpected changes in claim trends on workers' compensation, unemployment, disability and medical benefit plans, (v) litigation and other legal liabilities (including tax liabilities) in excess of our estimates, (vi) our ability to achieve our business's anticipated growth strategies, (vii) our future business development, results of operations and financial condition, (viii) damage to our brands, (ix) dependency on third parties for the execution of critical functions, (x) conducting business in foreign countries, including foreign currency fluctuations, (xi) availability of temporary workers with appropriate skills required by customers, (xii) cyberattacks or other breaches of network or information technology security, and (xiii) other risks, uncertainties and factors discussed in this release and in the Company's filings with the Securities and Exchange Commission. In some cases, forward-looking statements can be identified by words or phrases such as "may," "will," "expect," "anticipate," "target," "aim," "estimate," "intend," "plan," "believe," "potential," "continue," "is/are likely to" or other similar expressions. All information provided in this presentation is as of the date of this presentation and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.



Financials

Fourth-Quarter 2023 Takeaways



Staffing demand continued to be impacted by economic uncertainty and labor market trends

- Q4 revenue flat on a reported basis, down 1.3% in constant currency[1]

Near-term steps to capitalize on continued demand for specialty talent while making measurable progress on business optimization efforts as part of our Transformation initiatives

- Focused on high-demand specialties and solutions; Education revenue has been resilient and was up 27.1% YOY in Q4
- Executed on workforce reductions and other initiatives to drive structural changes in our expenses and provide sustained efficiency; Q4 SG&A expenses were down 9.5%[1],[2] on an adjusted basis

Continued focus on our future through continued execution of capital allocation strategy and in-flight Transformation growth initiatives

- Implementing a refined large account sales strategy to capture a greater share of wallet with our customers
- Executing on an enhanced P&I localized delivery model with Kelly Now mobile app rollout nationwide in Q1 2024
- Completed EMEA staffing transaction in Q1 2024 which unlocked more than $100 million of capital for organic and inorganic investment opportunities

Footnote details on slide 20

Fourth-Quarter 2023 Financial Summary

	Actual Results	Change Increase/(Decrease) As Reported	Change Increase/(Decrease) As Adjusted[2]
Revenue	$1.2B	(0.1%) (1.3%) CC[1]	(0.1%) (1.3%) CC[1]
Gross Profit Rate	19.3%	(100) bps	(100) bps
Earnings from Operations	$7.3M	60.5% 61.8% CC[1]	58.5% 57.5% CC[1]
Adjusted EBITDA	$32.5M		35.1%
Adjusted EBITDA Margin	2.6%		60 bps

Footnote details on slide 20

Fourth-Quarter 2023 Revenue

	Reported	Constant Currency[1]
Total	(0.1%)	(1.3%)
Professional & Industrial	(11.5%)	(11.5%)
Science, Engineering & Technology	(5.1%)	(5.2%)
Education	27.1%	27.1%
Outsourcing & Consulting	(3.1%)	(3.3%)
International	5.1%	(1.5%)

Footnote details on slide 20

Full Year 2023 Financial Summary

	Actual Results	Change Increase/(Decrease) As Reported	As Adjusted[2]
Revenue	$4.8B	(2.6%) (3.2%) CC[1]	(2.6%) (3.2%) CC[1]
Gross Profit Rate	19.9%	(50) bps	(50) bps
Earnings from Operations	$24.3M	65.0% 73.8% CC[1]	1.2% 2.8% CC[1]
Adjusted EBITDA	$109.4M		3.6%
Adjusted EBITDA Margin	2.3%		20 bps

Footnote details on slide 20

Fourth-Quarter 2023 Gross Profit Rate



21.0%
20.5%
20.0%
19.5%
19.0%
18.5%
18.0%
17.5%
17.0%
20.3%
(40) bps
(60) bps
19.3%
Q4 2022 GP Rate
Operating Segments
Perm Fees
Q4 2023 GP Rate

- Operating Segments gross profit rate reflects unfavorable business mix, partially offset by lower employee-related costs
- Permanent placement fees decreased as customers have continued to slow permanent hiring activity amid the continuing uncertain economic environment

Fourth-Quarter 2023 SG&A

$ in millions



$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$236
($22)
$8
$7
$2
$231
Q4 2022 SG&A
Operations
Transformation costs(3)
Transaction costs(4)
FX
Q4 2023 SG&A

- Expenses in Operations decreased as a result of workforce reductions related to our transformation activities
- Transformation costs are primarily third-party consultant fees for assistance with the execution of the transformation-related activities
- Transaction costs include $3.8 million of legal costs and $3.1 million of severance related to the sale of our EMEA staffing operations in Q1 2024

Footnote details on slide 20

Fourth-Quarter 2023 Revenue and Gross Profit Mix

- Kelly Professional & Industrial
- Kelly Science, Engineering, Technology & Telecom
- Kelly Education
- Kelly OCG
- Kelly International

Revenue mix by segment


18%
29%
9%
21%
23%

Gross Profit mix by segment


14%
27%
16%
16%
27%

Fourth-Quarter 2023 EPS Summary

$ in millions except per share data

	2023		2022	
	Amount	Per Share	Amount	Per Share
Net earnings (loss)	$11.4	$0.31	($0.9)	($0.02)
Gain on sale of assets, net of taxes[5]	-	-	(0.6)	(0.02)
Goodwill impairment charge, net of taxes[6]	-	-	8.5	0.23
Unrealized loss on forward contract, net of taxes[7]	2.7	0.07	-	-
Transaction costs, net of taxes[8]	6.4	0.18	-	-
Restructuring charges, net of taxes[9]	5.9	0.16	-	-
Tax adjustments on EMEA staffing transaction[10]	7.7	0.21	-	-
Adjusted net earnings	$34.1	$0.93	$7.0	$0.18

Footnote details on slide 20

Full Year 2023 EPS Summary

$ in millions except per share data

	2023		2022	
	Amount	Per Share	Amount	Per Share
Net earnings (loss)	$36.4	$0.98	($62.5)	($1.64)
Loss on investment in Persol Holdings, net of taxes[11]	-	-	48.8	1.28
Loss on foreign currency matters, net of taxes[12]	-	-	16.4	0.43
Gain on sale of assets, net of taxes[5]	-	-	(4.6)	(0.12)
Loss on disposal, net of taxes[13]	-	-	18.7	0.49
Goodwill impairment charge, net of taxes[6]	-	-	33.9	0.89
Asset impairment charge, net of taxes[14]	1.8	0.05	-	-
Unrealized loss on forward contract, net of taxes[7]	2.7	0.07	-	-
Transaction costs, net of taxes[8]	6.4	0.17	-	-
Restructuring charges, net of taxes[9]	26.6	0.72	-	-
Tax adjustments on EMEA staffing transaction[10]	7.7	0.21	-	-
Adjusted net earnings	$81.6	$2.20	$50.7	$1.33

Footnote details on slide 20

Fourth-Quarter 2023 Liquidity

$ in millions



$600
$500
$400
$300
$200
$100
$0
$454
$301
$153
$427
$301
$126
Q4 2022
Q4 2023
Cash, net of Short-term Borrowings
Borrowing Capacity (15)

- As of the end of Q4 2023, we continue to maintain more than $400 million of available liquidity to fund organic and inorganic growth initiatives and provide the ability to fund working capital as revenues improve as we move through the economic cycle

Footnote details on slide 20

Business Transformation Overview

Comprehensive initiative to build on our strategic progress. In 2023, we successfully delivered on structural cost optimization, and we will continue to execute on opportunities to accelerate profitable top- and bottom-line growth.



Delivering on three key outcomes:

- **Optimized** business and functional operations in a sustainable manner
  - Completed workforce reductions to enhance organizational efficiency and effectiveness and established controls to provide clear visibility into resources and expenses
- **Unlocking** additional value-creating opportunities
  - Executing several revenue growth initiatives related to technology enhancements, large enterprise account sales strategy, P&I local delivery model and inorganic opportunities
- **Accelerating** profitable growth
  - Expect continued improvement in EBITDA margin in the first half of 2024 and beyond

Sale of European Staffing Operations

With the closing of the European staffing transaction in January 2024, we have **unlocked more than $100 million of capital** to reinvest in organic and inorganic growth in our North American staffing and global MSP and RPO businesses.



European staffing operations 2023 reported results:

- Revenue of $810 million
- GP of $120 million
- Expenses of $119 million

Baseline expectation impact from the sale of our European staffing operations on 2024:

- Reported revenue down 17%
- GP rate improvement of 100 bps
- EBITDA margin improvement of 40 bps

2024 First Half Outlook

With a streamlined operating model now comprising four business units with market-leading positions in North American staffing and global MSP and RPO solutions, we remain committed to the execution of our specialty growth strategy and transformation initiatives.

Assumes a continuation of the current economic environment and excludes the European staffing operations from the 2023 base. On a like-for-like basis, our outlook for first half of 2024 reflects:



- ***Revenue*** – flat to up 50 bps YOY on a nominal basis, with no significant FX impact; mid-point expectation of $2.09 billion for H1 2024
- ***GP rate*** – 20.5% to 20.7%; 30 bps YOY decline on a like-for-like basis primarily resulting from changes in business mix
- ***Adjusted SG&A*** – down 5% to 6% reflecting continued efficiency improvement from transformation actions; mid-point expectation of approximately $190 million per quarter expense run rate in H1 2024
- ***Adjusted EBITDA margin*** – 3.3% to 3.5%; in addition to 60 bps of improvement in the second half of 2023 and 40 bps resulting from European staffing operations sale, expect an additional 30 to 50 bps of improvement in the first half of 2024

We have designed our operating model to drive profitable growth.

Our priorities for each segment is clear. Together they contribute to a strong, balanced portfolio.

	Optimize Operations and Drive Efficiencies →	Accelerate Organic and Inorganic Growth			
	Kelly Professional & Industrial	Kelly Science, Engineering & Technology	Kelly Education	KellyOCG	Kelly International[18]
Revenue[16]	$1.5B	$1.2B	$0.8B	$0.5B	$0.9B
GP Rate[16]	17.8%	22.8%	15.3%	36.0%	15.1%
Geography	North America	North America	U.S.	Global	EMEA and Mexico
Specialties	• Industrial • Contact Center • Office Clerical	• Engineering • Science & Clinical • Technology • Telecom	• Early Childhood • K-12 • Special Ed/Needs • Tutoring • Therapy Services • Higher Education • Executive Search	• MSP[17] • RPO[17] • PPO[17] • Consulting	• Life Sciences • IT • Finance • Other Local Professional Niches

Footnote details on slide 20

Fourth-Quarter 2023 Footnotes

(1) Constant Currency ("CC") represents year-over-year changes resulting from translating 2023 financial data into USD using 2022 exchange rates;
(2) See reconciliation of Non-GAAP Measures included in Form 8-K dated February 15, 2024;
(3) Transformation costs related to a comprehensive transformation initiative includes $7.8 million of costs to execute the transformation through the use of an external consultant and $0.1 million of severance costs in Q4 2023;
(4) Transaction costs related to the sale of our EMEA staffing operations includes $3.8 million of legal costs and $3.1 million of severance costs in Q4 2023;
(5) Gain on sale of assets includes gains from real property of $0.9 million, $0.6 million net of tax or $0.02 per share in Q4 2022 and gain of $6.2 million, $4.6 million net of tax or $0.12 per share for the sale of real property in Q4 2022, under-utilized real property in Q2 2022 and other real property sold in Q1 2022;
(6) Goodwill impairment charge of $10.3 million, $8.5 million net of tax or $0.23 per share in Q4 2022 and $41.0 million, $33.9 million net of tax, or $0.89 per share in 2022;
(7) Unrealized loss on forward contract of $3.6 million, $2.7 million net of tax or $0.07 per share in Q4 2023 and 2023 related to a foreign currency forward contract the Company entered into in Q4 2023 to mitigate the exchange rate risk associated with the future cash proceeds for the sale of the EMEA staffing operations;
(8) Transaction costs and employee terminations of $6.9 million, $6.4 million net of tax or $0.18 per share in Q4 2023 and $6.9 million, $6.4 million or $0.17 per share in 2023 directly related to the sale of our EMEA staffing operations in Q1 2024;
(9) Restructuring charges of $7.9 million, $5.9 million net of tax or $0.16 per share in Q4 2023 and $35.5 million, $26.6 million net of tax or $0.72 per share in 2023 related to a comprehensive transformation initiative;
(10) Tax adjustments on EMEA staffing transaction of $7.7 million or $0.21 per share in Q4 2023 and 2023 includes a $19.1 million valuation allowance related to deferred taxes in the UK, a $15.0 million tax benefit for the outside basis difference on the sale of the EMEA staffing operations and a $3.6 million tax expense adjustment for the tax impact of legal entity restructuring of European subsidiaries;
(11) Loss on investment in Persol Holdings of $67.2 million, $48.8 million net of tax or $1.28 per share in 2022;
(12) Loss on foreign currency matters includes $20.4 million of currency translation from liquidation of subsidiary, partially offset by $5.5 million foreign exchange gain, $16.4 million net of tax or $0.43 per share in 2022;
(13) Loss on disposal related to the sale of our Russian operations of $18.7 million, $18.7 million net of tax, or $0.49 per share in 2022;
(14) Asset impairment charge of $2.4 million, $1.8 million net of tax or $0.05 per share related to impairment of right-of-use assets related to an unoccupied existing office space lease in Q2 2023;
(15) U.S. credit facilities, net of standby letters of credit related to workers' compensation;
(16) Kelly size and margin profiles are based on 2023 full year results;
(17) Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Payroll Process Outsourcing ("PPO");
(18) On January 2, 2024, Kelly completed the sale of our European staffing business. We have retained our Mexico operations, which were included our International segment in 2023.